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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported)     November 9, 2006
                                                    ----------------------------

                                BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

               0-23494                              35-1778566
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      (Commission File Number)          (IRS Employer Identification No.)


2601 Metropolis Parkway, Suite, 210 Plainfield, Indiana          46168
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       (Address of Principal Executive Offices)                (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
OFFICERS.

On November 9, 2006, the Compensation and Human Resources Committee of Brightpoint, Inc. (the "Registrant") approved a one-year employment agreement with Vincent Donargo, the Registrant's Vice President, Chief Accounting Officer and Controller. The employment agreement is automatically renewable for successive one-year periods unless written notice is provided at least thirty days prior to the expiration of the existing contract. The agreement provides for an annual base compensation of $180,000 and such bonuses as the Board of Directors or the Compensation and Human Resources Committee of the Board of Directors may from time to time determine. These terms are the same as the previously disclosed terms pursuant to which Mr. Donargo has been employed by the Registrant on an at-will basis. The employment agreement contains a provision that Mr. Donargo will not compete or engage in a business competitive with the Registrant's business during the term of the employment agreement and for a period of one year thereafter. The employment agreement also provides that if Mr. Donargo's employment is terminated by the Registrant other than for Cause (as defined in the agreement), death or disability, or other than as a result of Mr. Donargo's termination of the agreement or his resignation, then the Registrant shall pay Mr. Donargo his full salary through the date of termination and give Mr. Donargo the opportunity to execute a separation agreement providing that he shall be entitled to a separation payment equal to the base salary he received during his employment up to a maximum amount of twelve times Mr. Donargo's monthly base salary on the date of termination.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BRIGHTPOINT, Inc.
                                        (Registrant)

                                        By: /s/ Steven E. Fivel
                                            ------------------------------------
                                            Steven E. Fivel
                                            Executive Vice President, General
                                            Counsel and Secretary


Date: November 15, 2006